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                                                                   EXHIBIT 10.25

                AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of March 21, 2002, is entered into among KCI FUNDING CORPORATION (the "Seller"), KPMG CONSULTING, INC. (the "Servicer"), MARKET STREET FUNDING CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the "Administrator").

                                    RECITALS

     1. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of May 22, 2000, as amended by Amendment No. 1 dated as of October 24, 2000, amendment No. 2 dated as of May 21, 2001, Amendment No. 3 dated as of August 1, 2001 and as further amended, amended and restated, supplemented or otherwise modified from time to time (the "Agreement"); and


     2. The parties hereto desire to amend the Agreement as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

     2.   Amendment to Agreement.

     2.1 The definition of "Originator" as set forth in Exhibit I of the Agreement is hereby amended in its entirety to read as follows:

            "`Originator' means KPMG Consulting, LLC, a Delaware limited liability company and KPMG Consulting, Inc., a Delaware corporation; provided, however, upon the occurrence of and after any merger, liquidation or consolidation of KPMG Consulting, LLC and KPMG Consulting, Inc., "Originator" shall mean the surviving entity of such merger, liquidation or consolidation."

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     2.2  Schedule II to Agreement is hereby amended in its entirety to read as follows:

                                   SCHEDULE II

                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

     Lock-Box Bank                      Lock-Box                   Account

     Mellon Bank, N.A.                  40297                      050-1649
                                                                   050-1614
                                                                   050-1606
                                                                   050-1542
                                                                   050-1534
                                                                   058-6208
                                                                   100-5751
                                                                   100-5760
                                                                   022-5470

     3. Representations and Warranties. The Seller hereby represents and warrants to the Issuer and the Administrator as follows:

          (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

          (b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

          (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or

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otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                          (continued on following page)

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                         KCI FUNDING CORPORATION,
                                         as Seller

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________


                                         KPMG CONSULTING, INC.,
                                         as Servicer

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________


                                         MARKET STREET FUNDING CORPORATION,
                                         as Issuer

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________


                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as Administrator

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________

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